Dynegy Inc.

NYSE Stock Symbol: DYN

Shares outstanding: ~375 million

Website: http://www.dynegy.com

Contact:

Katie L. Pipkin

Investor Relations

(713) 767-8368

(713) 767-8288 fax

katie.l.pipkin@dynegy.com

SAFE HARBOR STATEMENT

This presentation contains statements reflecting assumptions,

expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements.” You can identify these statements, including those relating to 2004 earnings guidance, by the fact that they do not relate strictly to historical or current facts.

Management cautions that any or all of Dynegy’s forward-looking statements may turn out to be wrong. Please read Dynegy’s annual,

periodic and current reports under the Securities Exchange Act of 1934,

as amended, including its 2002 Form 10-K/A, 3rd quarter 2003 Form 10-

Q and January 29th Form 8-K, for additional information about the risks,

uncertainties and other factors affecting these forward-looking statements and Dynegy generally. Dynegy’s actual future results may vary materially from those expressed or implied in any forward-looking statements. All of Dynegy’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such

forward-looking statements. In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

DYNEGY INC.

2004 BUSINESS SEGMENTS

Power

Generation

U.S. portfolio of ~13,000

MW (net)

Baseload generation

75% contracted / hedged

Strong Midwest and

New York positions

Natural Gas

Liquids

Operations in

upstream and

downstream

Significant POP / POL

contracts

Strong relationship

with CVX (investor and

customer)

Regulated

Energy Delivery

Illinois Power

Company

Regulated electric and

gas utility

Agreement to sell

Illinois Power to

Ameren

Other / CRM

Corporate expenses

Remaining tolling

arrangements and

related gas transport

contracts

ILLINOIS POWER SALE

$ 2.3 billion transaction

Stock sale of Illinois Power

20% minority interest in Joppa power plant

Transaction will strengthen Dynegy’s financial condition

$500 million in proceeds

$400 million cash at closing with additional $100 million in escrow

Ameren to assume $ 1.8 billion of Illinois Power debt at closing

Should accelerate time needed to reach target debt level

Two-year power purchase agreement established for 2,800

megawatts of capacity and energy beginning January 2005

Corresponds to rate freeze period

No special legislative action required

Opportunity to reset pricing starting in 2007

Expected to close by fourth quarter of 2004

FUNDED DEBT AND OTHER OBLIGATIONS MATURITY

PROFILE – DYNEGY AND ILLINOIS POWER

AS OF DECEMBER 31, 2003

($            in millions)

Dynegy

Illinois Power

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016+

DYN 245 89 33 220 295 75 680 556 630 1,230 115 127 1,232

IP 86 156 86 86 86 250 550 - - - - - 588

Note: Includes preferred stock securities and principal obligations for Central Hudson beginning in 2007.

Excludes $1.1 billion bank credit facility that matures in February 2005 as no amounts are drawn.

FUNDED DEBT AND OTHER OBLIGATIONS MATURITY

PROFILE – PROFORMA ILLINOIS POWER SALE

AS OF DECEMBER 31, 2003

($            in millions)

Dynegy

Illinois Power

Note: Includes preferred stock securities and principal obligations for Central Hudson beginning in 2007.

Excludes $1.1 billion bank credit facility that matures in February 2005 as no amounts are drawn.

RESTRUCTURING – PHASE I

Culture Change, Liquidity and Cash Focus, Time and

Credit Support

Turned focus to managing results on an OCF / ICF basis

Reduced debt and other obligations by ~$ 1.5 billion and

simplified capital structure by eliminating substantial structural subordination

Made substantial progress on exit of third party M&T

Resulted in significant cash receipts and reduced associated collateral requirements to ~$120 million

Exited other non-core businesses

Maintained liquidity around $1.4 billion and reduced company-

wide collateral requirements to approximately $ 500 million

Gained time by extending a significant portion of debt maturities to 2008 and beyond

RESTRUCTURING – PHASE II

Cash Flow, Debt Levels, Costs and Operating

Performance

First Half 2004

Illinois Power – execute sale agreement and close by year-end

Substantially complete agreements to divest other non-core assets

New bank credit facility with core bank group

Ongoing

Continue to work resolutions for tolls and remaining litigation and investigations

Maximize performance in current commodity environment

Continue to drive performance on an OCF / ICF basis

Maintain discipline and use any excess cash to pay down debt

Position company for recovery of power markets

Capital and cost structure improvements

Reliable, safe, efficient operations

RESTRUCTURING – PHASE III

Operating Performance, Power Market Recovery

Not all merchants created equal

Spark Spread Plays vs. Outright Plays

Need economic improvement Power price & economic

Power price improvement improvement

Drop in natural gas prices Success not dependent on

drop in natural gas prices

Keep-whole contracts vs. POP / POL contracts

Frac spread risk Benefit from high natural gas &

liquids prices

POWER GENERATION

Diversified portfolio

36% baseload, 15% intermediate,

49% peaking

31% coal/oil, 17% dual fuel, 52% gas

Approximately 75% forecasted

earnings under contract / hedged

Strong Eastern NY fundamentals

Low maintenance capital

Actively managing environmental

risk

Coal plants benefit from current

natural gas price environment

Not a pure “spark spread” play

ON-PEAK POWER PRICES*

($/MWh)

Cinergy

New York Zone G

ComEd

ERCOT

* Pricing as of 1/23/04. Prices reflect day ahead on-peak settlement prices- blend of actual and forward for Jan 2004 and forward on-peak monthly prices for Feb—Dec.

NATURAL GAS LIQUIDS

Upstream assets

Strategically located assets in high

growth areas of N. Texas and Gulf

Coast and mature Permian Basin

Predominately margin-based -

benefit from increase in absolute

price increases

Gas processing – 2 Bcf/d net

Contract mix

Field: 97% POP, 3% other

Straddle: 84% fee/hybrid,

9% POL, 7% keep-whole

Downstream assets

Optimally located in Mt. Belvieu,

hub of US NGL business, and La.

Services include fractionation,

storage, transportation and

marketing

ChevronTexaco contracts

Gas processing, NGL marketing

and feedstock supply

NATURAL GAS LIQUIDS PRICES*

Crude*

Propane**

Gas*

Frac Spread

* NYMEX ** Mont Belvieu 12

Prices updated as of 1/28/04. Prices are blend of actual and forward Jan. and Feb. – Dec. pricing reflects forward monthly prices.

Note: Frac spread actuals are based on average daily prices and forward prices are based on first of the month prices.

2004 EARNINGS GUIDANCE ESTIMATES – GAAP BASIS

($            in millions)

GEN LIQ IP CRM CORP 2004

EBITDA $ 460-470 $ 260-270 $ 310-320 $ (140-130) $ (130-120) $ 760-810

Depreciation (195) (85) (120) - (35) (435)

Interest (545)

Taxes 60-80

Net Loss $ (140-110)

EPS $ (0.37-0.29)

Generation earnings potential—EBITDA

Estimates are provided as a guide for forecasted 2004

consolidated financial results on an as-reported GAAP

basis, assuming commodity prices and volumes similar to

2003

EBITDA for generation includes an anticipated impairment

for WCP investment of $70-80 million pre-tax

EBITDA for liquids and generation includes anticipated

pre-tax gains/losses on asset sales of $30-50 million and

$20-30 million, respectively

CRM includes fixed payments associated with tolling

arrangements and related gas transport contracts

The above does not include the impact of the Illinois

Power sale

Note: Estimates do not incorporate assumptions for potential items such as legal settlements, tolling settlements, capital raising activities or other restructuring events.

2004 CASH FLOW GUIDANCE ESTIMATES

($            in millions) GEN LIQ IP CRM CORP 2004

OCF $ 455-465 $ 230-240 $ 155-160 $ (185-180) $ (475-470) $ 180-215

CapEx (150) (75) (140) (10) (375)

Asset Sales 170-175 80-90 5 255-270

Free Cash Flow $ 475-490 $ 235-255 $ 20-25 $ (185-180) $ (485-480) $ 60-110

Operating cash flow includes funds from operations and working capital changes

CapEx includes non-maintenance projects of $ 10 million for generation and $20 million for liquids

In addition to the asset sales listed above, the IP sale is expected to result in approximately $500 million of proceeds including $ 400 million in cash and $100 million in escrow

Note: Operating cash flow represents funds from operations and working capital changes

CapEx is primarily maintenance and includes $20 million for the natural gas liquids segment’s Chico expansion project

Estimates do not incorporate assumptions for potential items such as legal settlements, tolling settlements, capital raising activities or other restructuring events

DYNEGY’S INVESTMENT “HORIZON”

VALUE VISION

Not a spark / frac spread play due to

Diversified U.S. unregulated coal and dual-fuel generation fleet &

portfolio NGL business that benefits from

POP / POL contracts

Efficient, scaleable operations Long-term industry participant

Extended long-term debt and Gain time to capture upside potential obligations profile from power price recovery and US

economic improvement

Focus on

cost-effectiveness Long-term reductions already made

Commitment to delever Upside potential from improving

credit and any ratings recovery

Focus on cash preservation Solid liquidity

Experienced, committed

management team Culture change, fiscal discipline

APPENDIX